WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date            13-Dec-96                                       13-Dec-96
Preceding Report Date  15-Nov-96                                        10:03 AM
Prepared by            Linda Lauderdale


A.  MONTHLY RECEIVABLES ACTIVITY

                                                      Home Fashions       Alamac           Total
                                                      -------------       ------           -----
1.  BEGINNING MONTHLY RECEIVABLES BALANCE                                              252,642,672.70

2.  Plus:  Invoices                                   113,311,781.59  18,459,821.41    131,771,603.00

3.  Less:  Cash Collections                                                           (140,693,047.42)

4a. Less:  Cash Discounts                                (258,086.69)    (48,496.06)      (306,582.75)
4b. Less:  Returns & Allowances                        (1,723,623.77)   (382,246.80)    (2,105,870.57)
4c. Less:  Other Credits                                 (188,970.89)     25,741.10       (163,229.79)
                                                      --------------  -------------   ---------------
4d.        Total Dilution                              (2,170,681.35)   (405,001.76)    (2,575,683.11)

5.  Less:  Advertising Credits                         (2,283,388.43)          0.00     (2,283,388.43)

6.  Less:  Net Write-Offs                                       0.00           0.00              0.00

7.  Less:  Miscellaneous                                                                 1,006,067.62
                                                                                       --------------

8.  ENDING MONTHLY RECEIVABLES BALANCE                                                 239,868,224.36
                                                                                       ==============



B.  TURNOVER DAYS

1.  Turnover Days = (a + b) / 2 x (30 / c)

                                                       Home Fashions      Alamac
                                                       -------------      ------
(a).  Aggregate Receivables Balance as of beginning of  213,280,972.20  39,361,700.50 immediately preceding Calculation Period
(b).  Aggregate Receivables Balance as of most recent   199,464,881.34  40,403,343.02
       Cut-Off Date
(c).  Aggregate Receivables generated during preceding  113,311,781.59  18,459,821.41
        Calculation Period (see A.2)
2.    TURNOVER DAYS (TD)                                         54.60          64.80

3.    COMBINED TURNOVER DAYS                                                    56.10


C.  INVESTOR CERTIFICATES AND PURCHASED INTERESTS

1.  Investor Invested Amount (as of most recent           3.  Investor Invested Amount on the date of
    Cut-Off Date):                                            issuance (Series 1994-1 Certificates) :

    Investor Revolving Certificates        8,000,000.00
    Class A Fixed Principal Certificates 115,000,000.00       Class A Fixed Principal Certificates  115,000,000.00
    Class B Fixed Principal Certificates  18,000,000.00       Class B Fixed Principal Certificates   18,000,000.00
    Purchased Interests                            0.00
                                         --------------                                             --------------
    Investor Invested Amount             141,000,000.00       Investor Invested Amount              133,000,000.00
                                         ==============                                             ==============
2.  Interest Rates (as of most recent Cut-Off Date):      4.  Amount on deposit in Principle Funding Account
                                                              (as of most recent Cut-Off Date):
    Investor Revolv. Cert.                        5.75%
    Class A Fixed Principal Certificates          5.65%       Principle Funding Account Balance               0.00
    Class B Fixed Principal Certificates          5.95%                                             ==============
    Purchased Interests                           0.00%   5.  WPS Revolving Certificate Amount
                                         --------------
    Weighted Avg. Interest Rate                   5.69%       (as of most recent Cut-Off Date):
                                         ==============
                                                               WPS Revolving Certificate Amount       3,755,424.61
                                                                                                    ==============

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date            13-Dec-96                                       13-Dec-96
Preceding Report Date  15-Nov-96                                        10:03 AM
Prepared by            Linda Lauderdale
                                                                          page 2

D.  LOSS RESERVE RATIOS

I.  CLASS B

    Loss Reserve Ratio = 2.0 x a x (b / c) x d
    where:
    (a) highest 3-mon. average over the past 12 months of the "Aged
        Receivables Ratio" ending on most recent Cut-Off Date   (see Schedule A)              0.43%
    (b) sum of total Receivables generated over past 4 months   (see Schedule A)    605,307,052.68
    (c) Balance of Eligible Receivables at most recent Cut-Off Date
          (see Daily Report for most recent Cut-Off Date)                           205,965,880.86
    (d) "Payment Term Variable"   (see below)                                                1.000

        Payment Term Variable, calculated with respect to each division, shall equal (a) 1.0, if the weighted average payment terms for the Receivables
        (calculated as of the most recent Cut-Off Date) are less than or equal to 39 days, (b) 1.08, if such weighted average payment terms are 40 to 44 days, (c) 1.125, if such weighted average payment terms are 45 to 49 days, (d) 1.25, if such weighted average payment terms are 50 to 59 days, and (e) 1.375 if the weighted average payment terms are 60 to 69 days. (also see Definitions.)



1.  LOSS RESERVE RATIO (Class B only)                                                         2.53%



II.  CLASS A

    Loss Reserve Ratio 2.5 x a x (b / c) x d where: (a), (b), (c) and (d) are defined and provided above.

2.  LOSS RESERVE RATIO (Class A only)                                                         3.16%



E.  DILUTION RESERVE RATIOS

I.  CLASS B

    Dilution Reserve Ratio = [ ( 2.0 x a) + ((b - a) x (b / a )) ] x (c / d)

    (a) average of "Dilution Ratios" over the past 12 months (see Schedule B)                 2.39%
    (b) highest 2-month "Dilution Ratio" over the past 12 months (see Schedule B)             3.19%
    (c) total sales over the past 2 months (see Schedule B)                         314,750,142.65
    (d) Balance of Eligible Receivables at most recent Cut-Off Date (see D.1(c))    205,965,880.86


1.  DILUTION RESERVE RATIO (Class B only)                                                     8.93%


II.  CLASS A

    Dilution Reserve Ratio =   [ ( 2.5 x a ) + (( b - a) x (b / a))] x (c / d)
    where: (a), (b), (c) and (d) are defined and provided above.


2.  DILUTION RESERVE RATIO (Class A only)                                                    10.76%

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date            13-Dec-96                                       13-Dec-96
Preceding Report Date  15-Nov-96                                        10:03 AM
Prepared by            Linda Lauderdale
                                                                          page 3
F. APPLICABLE RESERVE RATIO


<S
1.  Minimum Required Reserve Ratio                                                14.00% (1)
2.  Sum of Required Reserve Ratios (for Class B):
        Loss Reserve Ratio (see D.1)                                               2.53%
        Dilution Reserve Ratio (see E.1)                                           8.93%
                                                                                  -----
                                                                                  11.46% (2)

3.  10% plus the product of (i) and (ii) where:                                   10.00%
    (i) average of "Dilution Ratios" over last 12 mos.    (see E.1(a))             2.39%
    multiplied by:
    (ii)  Invoices generated over latest 2 months  =   314,750,142.65 =
         -----------------------------------------     --------------
            Unpaid Balance of Receivables              239,868,224.36              1.31
                                                                                  13.14% (3)


4.  APPLICABLE RESERVE RATIO   *                                                  14.00%

*  The Applicable Reserve Ratio shall equal the greater of (1) the Minimum
   Required Reserve Ratio, (2) the sum of the Required Reserve Ratios and
   (3) the factor calculated in F.3.





G.  DISCOUNT RATE RESERVE
    ***  THE DISCOUNT RATE RESERVE IS CALCULATED IN EACH DAILY REPORT; HOWEVER, THE FOLLOWING
         INFORMATION IS USED IN THAT CALCULATION. ***

1.  Carrying Costs estimated to accrue over the next Calculation Period      1,043,000.00
    (excluding interest on the WPS Finco Note)





H.  GENERAL INFORMATION

1.  Servicer's Fee for the most recent Calculation Period                      382,265.86
                                                                        =================


2.  Trustee's Fee for the most recent Calculation Period                         1,416.67
                                                                        =================


3.  Accumulated amount paid to the Sellers for reinvestment in new
    Receivables during the revolving period for Series 1994-1
    Certificates (inception to liquidation)                              4,647,420,223.38
                                                                        =================

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date            13-Dec-96                                       13-Dec-96
Preceding Report Date  15-Nov-96                                        10:03 AM
Prepared by            Linda Lauderdale
                                                                          page 4
I.  LOSS TO LIQUIDATION RATIO

1. Receivables (net of recoveries) that were written off as uncollectable (excluding write-offs of interest on past due Receivables) or converted into promissory notes:

                                                     Home Fashions               Alamac         Total
                                                     -------------               ------         -----
        Preceding Calculation Period (see A.6)                  0.00               0.00                 0.00
        2nd Preceding Calculation Period                        0.00               0.00                 0.00
        3rd Preceding Calculation Period                  260,482.19               0.00           260,482.19

2.  Total Cash Collections
        Preceding Calculation Period (see A.3)        123,523,125.07      17,169,922.35       140,693,047.42
        2nd Preceding Calculation Period              155,346,492.97      21,212,525.19       176,559,018.16
        3rd Preceding Calculation Period              117,232,644.65      14,143,677.40       131,376,322.05


4.  Loss to Liquidation Ratio =   [3 months total of (1)] / [3 months total of (2)]

    LOSS TO LIQUIDATION RATIO  =                                0.07%              0.00%                0.06%




J.  LIQUIDATION EVENTS and PAYOUT EVENTS

                                                                         Number of __
1.  Portfolio-Based Liquidation Events (see 9.01 of PSA):               Business Days         Triggered?
                                                                        -------------         ----------
                                                                                   5.00           NO


A. The calculated amount of (i) the difference of (a) sum of the Certificate Calculation Amount plus PI Calculation Amount, and
    (b) the amount of funds then on deposit in the Equalization
    Account exceeds (ii) the Base Amount

2.  Portfolio-Based Payout Events (see Series Supplements):                    Trigger Percentage
                                                                               ------------------
 A. (Class A Reserves - funds in Special Reserve Acct)  >  Trigger Percentage  40%, if WestPoint Receivables make up
   --------------------------------------------------                           90% or more of Net Elig. Receivables
          Net Eligible Receivables                                             35%, on any other day



                                                                                                  NO
 B. For the last Business Day of any three consecutive Calculation Periods:

                     (Amt of funds in Equalization Acct and Set Aside Acct)  >   35%     -----    NO
      ---------------------------------------------------------------------------
      Eligible Receivables + (Amt of funds in Equalization Acct & Set-Aside Acct)



3.  Other Liquidation Events:

        Triggered     NO

        If yes, explain below.



4.  Servicer Defaults (see Section 10.01 of the Pooling and Servicing Agreement)

        Triggered     NO

        If yes, explain below.

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date            13-Dec-96                                       13-Dec-96
Preceding Report Date  15-Nov-96                                        10:03 AM
Prepared by            Linda Lauderdale
                                                                          page 5

K.  DISCOUNT RATE

1.  Discount Rate =  12  x  a  /  b

(a) Carrying Costs accrued during the most recent Calculation period        1,223,000.00
        (including WPS Finco Note interest)
(b) Aggregate Unpaid Balance of all Receivables as of the most recent     239,868,224.36
    Cut-off Date  (see A.8)

2.  DISCOUNT RATE                                                                   6.12%




L.  PURCHASE PRICE PERCENTAGE   (See Section 2.2 of RPA)

                                                                        Home Fashions               Alamac
                                                                        -------------               ------
1.  Turnover Days (TD) (see B.2)                                                 54.60              64.80

2.  Profit Discount                                                               0.20%              0.20%

3.  Purchase Discount Reserve Ratio (PDRR)

    PDRR  (TD/360 x Discount Rate) + Profit discount =                            1.13%              1.30%

4.  Loss to Liquidation Ratio (LLR)  (see I.4)                                    0.07%              0.00%

5.  Purchase Price Percentage (PPP)

    PPP = 100% - (Purch. Disc. Res. Ratio + Loss to Liquid. Ratio) =             98.80%             98.70%

6.  PURCHASE PRICE PERCENTAGE                                                    98.80%             98.70%



M.  DISTRIBUTION TO CERTIFICATEHOLDERS IN PRECEDING CALCULATION PERIOD

1.  Total amount distributed in the preceding Calculation Period                $ AMOUNT       INTEREST RATE
                                                                                -----------    -------------
        (A)   Class A Certificateholders                                         559,011.81         N/A
        (B)   Class B Certificateholders                                          92,147.50         N/A
        (C)   Investor Revolving Certificateholders (non-use fees not incl)       42,166.67         N/A

2.  Total amount allocable to Interest and Interest Rate

        (A)   Class A Certificateholders                                         559,011.81             5.6450%
        (B)   Class B Certificateholders                                          92,147.50             5.9450%
        (C)   Investor Revolving Certificateholders (non-use fees not incl)       42,166.67             5.7500%

3.  Total amount allocable to Principle

        (A)   Class A Certificateholders                                               0.00         N/A
        (B)   Class B Certificateholders                                               0.00         N/A
        (C)   Investor Revolving Certificateholders                                    0.00         N/A


WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date            13-Dec-96                                       13-Dec-96
Preceding Report Date  15-Nov-96                                        10:03 AM
Prepared by            Linda Lauderdale
                                                                          page 6

N. DELINQUENT BALANCES INCLUDING % OF TOTAL RECEIVABLES AT END OF PRECEDING CALCULATION PERIOD

                                                                           Dollar Amount    % Ending Rec Bal
                                                                           -------------    ----------------
1.  Delinquent  1 -  30 days                                               13,176,294.42               5.49%
    Delinquent 31 -  60 days                                                2,912,683.65               1.21%
    Delinquent 61 -  90 days                                                1,297,087.09               0.54%
    Delinquent 91 - 120 days                                                  265,353.85               0.11%
    Delinquent over 120 days                                                1,464,316.07               0.61%
                                                                           -------------               -----

    Total Delinquent Balance                                               19,115,735.08               7.97%

2.  Ending Monthly Receivables Balance  (see A.8)         239,868,224.36



AGED RECEIVABLES RATIO
Schedule A


                             91  to
                            120 days
                            past due                         Sales
                            --------                         -----
Preceding Cut-Off Date      265,353.85                    131,771,603.00
2nd Prec. Cut-Off Date      216,035.71                    182,978,539.65
3rd Prec. Cut-Off Date      377,741.61                    139,816,809.55
4th Prec. Cut-Off Date      264,131.94                    150,740,100.48
5th Prec. Cut-Off Date      313,721.29                    155,240,862.90


Aged Receivables Ratio =  Rec. 91 to 120 days past due as of Prec Calc Pd
                          plus write-offs per Aged Receiv. Ratio definition*      =               265,353.85
                          ---------------------------------------------------                 --------------
                                    Sales in month 4 mos. prior                               155,240,862.90


                       =      0.17%

*  see "Definitions" for further explanation

Aged Receivables Ratio:
Preceding Calculation Period (from above)                                                               0.17%
2nd Preceding Calculation Period (from preceding Settlement Statement)                                  0.16%
3rd Preceding Calculation Period (from 2nd preceding Settlement Statement)                              0.31%

Preceding month's 3-month average of Aged Receivables Ratio                                             0.21%
 2nd preceding month's 3-month average of Aged Receivables Ratio                                        0.22%
 3rd          "                                                                                         0.25%
 4th          "                                                                                         0.34%
 5th          "                                                                                         0.36%
 6th          "                                                                                         0.43%
 7th          "                                                                                         0.31%
 8th          "                                                                                         0.34%
 9th          "                                                                                         0.27%
 10th         "                                                                                         0.29%
 11th         "                                                                                         0.21%
 12th         "                                                                                         0.22%


HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                             0.43%

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date            13-Dec-96                                       13-Dec-96
Preceding Report Date  15-Nov-96                                        10:03 AM
Prepared by            Linda Lauderdale
                                                                          page 7

DILUTION RATIO                                                        Schedule B


    Dilution Ratio   =        Total Dilution in Calculation Period
                        -------------------------------------------------
                           Sales in month two Calculation Periods prior                                             2-mon. avg
                                                                                                                     of the
                               Dilution                             Sales                   Dilution Ratio        Dilution Ratio
                               --------                             -----                   --------------        --------------
Preceding Cut-Off Date     2,575,683.11                    131,771,603.00                                1.84%                2.07%
2nd Prec. Cut-Off Date     3,450,695.00                    182,978,539.65                                2.29%                1.93%
3rd Prec. Cut-Off Date     2,445,581.77                    139,816,809.55                                1.58%                1.85%
4th Prec. Cut-Off Date     2,926,509.01                    150,740,100.48                                2.16%                2.39%
5th Prec. Cut-Off Date     3,217,459.28                    155,240,862.90                                2.65%                2.53%
6th Prec. Cut-Off Date     3,536,487.28                    135,678,578.17                                2.44%                2.39%
7th Prec. Cut-Off Date     2,791,631.38                    121,499,827.00                                2.33%                2.63%
8th Prec. Cut-Off Date     3,537,197.81                    145,207,903.51                                2.91%                2.67%
9th Prec. Cut-Off Date     3,094,301.11                    119,648,074.96                                2.44%                2.84%
10th Prec. Cut-Off Date    3,893,519.45                    121,377,709.60                                3.27%                3.19%
11th Prec. Cut-Off Date    3,694,621.39                    126,806,177.55                                3.11%                2.29%
12th Prec. Cut-Off Date    2,717,124.29                    119,227,257.18                                1.69%                1.86%
13th Prec. Cut-Off Date    3,022,987.70                    118,907,188.29
14th Prec. Cut-Off Date    4,790,533.16                    160,926,640.46
15th Prec. Cut-Off Date      308,143.01                    147,526,367.79
16th Prec. Cut-Off Date    2,789,108.29                    142,809,463.94

AVERAGE OVER PAST 12 MONTHS                                                                              2.39%

HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                                   3.19%

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date            13-Dec-96                                       13-Dec-96
Preceding Report Date  15-Nov-96                                        10:03 AM
Prepared by            Linda Lauderdale
                                                                          page 8

AVAILABLE SUBORDINATION AMOUNT (calculate during Liquidation Period)  Schedule C

A.  On Liquidation Commencement Date

1.  Unpaid Balance of Receivables held by the Trust at
    opening of next preceding Business Day                                   0.00
2.  Less:  Certificate Calculation Amount as of next preceding Business Day  0.00
3.  Less:  PI Calculation Amount as of next preceding Business Day           0.00
4.  Plus:  Balance of deposit in Equalization Account at end of next
           preceding Business Day                                            0.00
5.  Less:  Discount Rate Reserve as of next preceding Business Day           0.00
                                                                             ----
6.  AVAILABLE SUBORDINATION AMOUNT                                           0.00


B. On each Settlement Date after the Liquidation Commencement Date

1.  Available Subordination Amount as calculated on next preceding
    Settlement Date                                                          0.00
2.  Less:  Charge-off Amount (if positive) for most recently ended
           Calculation Period                                                0.00
3.  Plus:  Net Recoveries (if positive) for most recently ended
           Calculation Period                                                0.00
                                                                             ----
4.  AVAILABLE SUBORDINATION AMOUNT                                           0.00




ALLOCABLE CHARGED-OFF AMOUNT (calculate during Liquidation Period)                                 Schedule D


A. If Available Subordination Amount is greater than zero, the Allocable Charged-off Amount equals 0.

B.  On the first Settlement Date on which the Available Subordination
      Amount is reduced to 0, Allocable Charged-off Amount equals (1) minus (2), if positive:

    1.   Charged-off Amount for most recently ended Calculation Period      0.00
    2.   Available Subordination Amount as of next preceding Settlement
         Date                                                               0.00
                                                                            ----
               Allocable Charged-off Amount                                 0.00

C.  On each subsequent Settlement Date, the Allocable Charged-off
     Amount equals the Charged-off Amount (if positive) for the most recently ended Calculation Period.


Allocation of Charged-off Amounts to Certificates and Purchased Interests, if such Allocable Charged-off Amounts are greater than zero:

First, to WPSF Revolving Certificate:
    1. WPSF Allocation Percentage                  0.00
    2. Allocable Charged-off Amount                0.00
                                                   ----
    3. WPSF allocation (1) x (2)                        -------  >>                                                             0.00

Second, to the Investor Certificates and Purchased Interests:

    (i) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to their respective Class Allocation    0.00
       Percentages, until their respective Class Invested Amounts and PI Invested Amounts have been reduced to 0

    (ii) to the Senior Classes and Senior Purchased Interests, in accordance to their respective Class Allocation Percentages,  0.00 until their respective Class Invested Amounts have been reduced to 0.
                                                                                                                                ----
                                                                                                                                0.00

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date            13-Dec-96                                       13-Dec-96
Preceding Report Date  15-Nov-96                                        10:03 AM

Prepared by            Linda Lauderdale
                                                                          page 9

NET RECOVERIES  (calculate during Liquidation Period)                 Schedule E


A.  If Available Subordination Amount is greater than zero, the allocable Net Recoveries equals 0.

B.  Allocation of Net Recoveries (if positive) shall be allocated among the various outstanding
      Classes of Investor Certificates outstanding Purchased Interests and the WPSF Revolving
      Certificate as follows:

First, to WPSF Revolving Certificate:
    1. WPSF Allocation Percentage                  0.00
    2. Total Net Recoveries                        0.00
                                                   ----
    3. WPSF allocation (1) x (2)                        -------  >>                                                     0.00

Second, to the Investor Certificates and Purchased Interests:

    (i) to the Senior Classes and Senior Purchased Interests, in accordance to their respective Class Allocation        0.00
       Percentages, until all previous reductions to their respective Class Invested Amounts and PI Invested Amounts on account of Allocable Charged-Off Amounts have been reinstated

    (ii) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to their respective Class      0.00
       Allocation Percentages, until all previous reductions to their respective Class Invested Amounts and
       PI Invested Amounts on account of Allocable Charged-Off Amounts have been reinstated
                                                                                                                        ----
                                                                                                                        0.00

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date            13-Dec-96                                       13-Dec-96
Preceding Report Date  15-Nov-96                                        09:52 AM

Prepared by            Linda Lauderdale

                      INFORMATION FOR SETTLEMENT STATEMENT

                                 DECEMBER 1996


  G(1). ESTIMATED CARRYING COSTS TO ACCRUE:  12/1-12/31 31 days

  INTEREST: /360    # DAYS      INT RATE    CERT. AMOUNT                    CALC. INTEREST
                                                                            -------------
            360        17       5.6450%   115,000,000.00      12/1-12/17       306,554.86
            360        17       5.9450%    18,000,000.00      12/1-12/17        50,532.50
            360        14       5.6450%   115,000,000.00     12/18-12/31       252,456.94
            360        14       5.9450%    18,000,000.00     12/18-12/31        41,615.00
            360        12       5.7500%     8,000,000.00      12/1-12/12        15,333.33
            360                                                                      0.00
            360                                                                      0.00
            360                                                                      0.00
                                                                               ----------
                                                                               666,492.64

  NON-USE: /360   # DAYS      INT RATE     UNUSED AMT.                       CALC. FEE
                                                                             ------------
            360        12       0.3000%    19,000,000.00     12/1-12/12          1,900.00
            360        19       0.3000%    27,000,000.00     12/13-12/31         4,275.00
            360                                                                      0.00
            360                                                                      0.00
            360                                                                      0.00
            360                                                                      0.00
            360                                                                      0.00
            360                                                                      0.00
                                                                                 --------
                                                                                 6,175.00


  CURRENT MONTH SERVICE FEE: (2% TIMES ENDING A/R BALANCE ON 1ST DAY OF PRECEDING CALC PERIOD
     DIVIDED BY 12)
                                       ENDING A/R                            CALC. FEE
                                       ----------                            ---------

      2.00%          12              222,209,255.62                          370,348.76



  TOTAL CARRYING COSTS TO ACCRUE: (INTEREST PLUS NON-USE FEE
     (ROUNDED TO 000)                PLUS SERVICE FEE)                     1,043,000.00

                      INFORMATION FOR SETTLEMENT STATEMENT

                                  DECEMBER 1996

I(2). CALCULATION OF THE SEPARATION OF CASH COLLECTIONS INTO HOME FASHIONS AND ALAMAC

                  H. FASHIONS          ALAMAC            TOTAL
                  -----------          ------            -----
BEGINNING A/R     213,280,972.20    39,361,700.50    252,642,672.70
SALES             113,311,781.59    18,459,821.41    131,771,603.00
COLLECTIONS**    (123,523,125.07)  (17,169,922.35)  (140,693,047.42)
DILUTION           (2,170,681.35)     (405,001.76)    (2,575,683.11)
ADVERTISING        (2,283,388.43)            0.00     (2,283,388.43)
WRITE-OFFS                  0.00             0.00              0.00
MISC.*                849,322.40       156,745.22      1,006,067.62
---------------  ---------------   --------------   ---------------
ENDING A/R        199,464,881.34    40,403,343.02    239,868,224.36

                 OK                OK               OK

*   SPLIT BETWEEN  H. FASHIONS AND ALAMAC BASED ON BEGINNING A/R.

**  FORCE


K(1)(A). CARRYING COSTS ACCRUED DURING CALCULATION PERIOD JUST ENDED: (SEE BACK-UP IN CLOSE WORKPAPERS & VICKIE'S FINCO INTEREST SCHEDULE)

         INTEREST                                        623,921.67
         NON-USE FEE                                       4,433.33
         SERVICE FEE                                     382,265.86
         FINCO NOTE INTEREST                             212,374.82
         -------------------                           ------------
         TOTAL (ROUNDED TO 000)                        1,223,000.00

                A/R BALANCE BY TERMS TYPE                             @ 11/30/96

                                                                                A/R AMOUNT
                                                -----------------------------------------------------------------
                 DIVISION                          30 DAYS          60 DAYS          OTHER           TOTAL
            ------------------                  -----------------------------------------------------------------
             ALAMAC                                  531,276.73   40,626,880.03    (754,813.74)    40,403,343.02

             % TO TOTAL                                    1.31%         100.55%         -1.87%


             HOME FASHIONS                       163,977,655.61   30,171,575.76   5,315,649.97    199,464,881.34

             % TO TOTAL                                   82.21%          15.13%          2.66%


             TOTAL                               164,508,932.34   70,798,455.79   4,560,836.23    239,868,224.36

             % TO TOTAL                                   68.58%          29.52%          1.90%


                              WEIGHTED AVERAGE PAYMENT TERMS FOR THE RECEIVABLES

             30 DAYS          % TO TOTAL FOR 30 DAYS PLUS OTHER TIMES 30                                   21.15
             60 DAYS          % TO TOTAL FOR 60 DAYS TIMES 60                                              17.71
                                                                                                           -----
             TOTAL WEIGHTED AVERAGE PAYMENT TERMS                                                          38.85
                                                                                                           =====

                                                PAYMENT TERM VARIABLE

             IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS < 40, USE 1.00                                      1.00
             IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=40 AND <45, USE 1.08
             IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=45 AND <50, USE 1.125
             IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=50 AND <60, USE 1.25
             IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=60 AND <70, USE 1.375





                     ACCOUNTS RECEIVABLE SUMMARY TRIAL BALANCE - AGED OVERDUE



                   TOTAL                                                   OVERDUE POSITION
                               ------------------------------------------------------------------------------------------------
  DIVISION      RECEIVABLE         TOTAL         TO 30 DAYS       31 - 60 DAYS   61 - 90 DAYS    91 - 120 DAYS   OVER 120 DAYS
                               ------------------------------------------------------------------------------------------------
HOME FASH.     196,975,284.57  17,100,590.50      12,566,014.53    2,462,879.46   1,151,821.40        228,747.79    691,127.32
ALAMAC          40,403,343.02   1,423,841.43         309,011.13      229,158.93     109,336.08         10,751.27    765,584.02
CORPORATE        2,489,596.77     591,303.15         301,268.76      220,645.26      35,929.61         25,854.79      7,604.73
               ---------------------------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------------------------
TOTAL          239,868,224.36  19,115,735.08      13,176,294.42    2,912,683.65   1,297,087.09        265,353.85  1,464,316.07
               ---------------------------------------------------------------------------------------------------------------

                         [WESTPOINT STEVENS LETTERHEAD]

Craig J. Berlin
Corporate Credit Director
Senior Credit Officer                                          December 15, 1996



TO:    Chemical Bank
       The First National Bank of Chicago
       WPS Receivables Corporation
       Standard & Poor's Ratings Group
       Moody's Investor Services

       WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

       1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

       2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

       IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of December, 1996.

                                   WESTPOINT STEVENS, INC.



                                   By: /s/ Craig J. Berlin
                                      ------------------------------------
                                      Craig J. Berlin
                                      Corporate Credit Director
                                      Senior Credit Officer


CJB/zkp